25 Reserves (Tables)	12 Months Ended
Dec. 31, 2020
Reserves
Schedule of reserves

The following describes the nature and purpose of each reserve within equity:

Reserve	Description and purpose
Share premium	Amount subscribed for share capital in excess of nominal value.
Merger reserve	Represents the difference between the fair value and nominal value of shares issued on the acquisition of subsidiary companies where the Company has elected to take advantage of merger relief.
Foreign exchange reserve	Gains/losses arising on retranslating the net assets of overseas operations into sterling.
Warrant reserve	Represents the fair value of warrants denominated in £ at the date of grant.
Accumulated deficit	All other net gains and losses and transactions with owners (e.g. dividends) not recognised elsewhere.